Exhibit 4

Front of Common Share Certificate:

NO.		SHARES
RIO NARCEA GOLD MINES, LTD.
INCORPORATED PURSUANT TO THE LAWS OF CANADA
CUSIP 766909 10 5
THIS CERTIFIES THAT
SPECIMEN
Is the registered holder of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

RIO NARCEA GOLD MINES, LTD.

transferable only on the books of the Company by the holder hereof in person or by attorney, upon surrender of this certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officers.
DATED:
Countersigned and Registered
MONTREAL TRUST COMPANY OF CANADA, Toronto
_______________	__________________	Transfer Agent and Register
Chairman	Secretary	By _________________________ Authorized officer

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL OFFICE OF MONTREAL TRUST COMPANY OF CANADA IN TORONTO

Back of Common Share Certificate:

For Value Received, ____________________________ hereby sell, assign, and transfer unto

                                                                                                                                                                      PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

______________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE

_______________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________ Attorney,

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ____________________

In presence of

________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.